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Scudder Latin America Fund

Classes A, B, C and M

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Latin America Fund	Nasdaq Symbol	CUSIP Number
Class A	SLANX	811165-737
Class B	SLAOX	811165-729
Class C	SLAPX	811165-711
Class M	SLALX	811165-638

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Latin America Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-11.12%	-5.79%	-5.94%	5.02%
Class B(a)	-11.82%	-6.51%	-6.67%	4.19%
Class C(a)	-11.82%	-6.57%	-6.70%	4.19%
IFC Latin America Investable Total Return Index+	-10.67%	-6.38%	-6.73%	1.80%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/02	$ 15.21	$ 15.18	$ 15.14
10/31/01	$ 17.36	$ 17.32	$ 17.28
Distribution Information: Twelve Months: Income Dividends	$ .27	$ .12	$ .12

Class A Lipper Rankings - Latin American Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	13	of	32	40

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Latin America Fund - Class A [] IFC Latin America Investable Total Return Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Latin America Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$8,377	$7,881	$6,938	$15,298
	Average annual total return	-16.23%	-7.63%	-7.05%	4.39%
Class B(c)	Growth of $10,000	$8,555	$8,023	$7,022	$15,012
	Average annual total return	-14.45%	-7.08%	-6.83%	4.19%
Class C(c)	Growth of $10,000	$8,818	$8,157	$7,070	$15,009
	Average annual total return	-11.82%	-6.57%	-6.70%	4.19%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$8,933	$8,206	$7,057	$11,922
	Average annual total return	-10.67%	-6.38%	-6.73%	1.80%

The growth of $10,000 is cumulative.

* Returns and rankings for the 3-year, 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.
a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Latin America Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Latin America Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Paul H. Rogers

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 1995.

• Over 17 years of investment industry experience.

• MBA, Stern School of Business, New York University.

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1996.

• Over 16 years of investment industry experience.

• MBA, Stern School of Business, New York University.

In the following interview, Portfolio Co-Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the 12-month period ended October 31, 2002.

Q: The past 12 months were difficult for stock markets in Latin America. What factors led to the decline?

A: Financial markets in Latin America were hurt by a combination of global and region-specific concerns. On the global level, low economic growth and declines in stock markets around the world created a negative backdrop for equities. Locally, there were fears that the left-wing candidate, Luis Inácio Lula da Silva ("Lula"), would win Brazil's presidential election. The fears were that his administration would introduce policies that were unfriendly to the financial markets. These fears hurt investor confidence across the region. Mexico was also affected by the weakness in the US economy.

Q: Please discuss the political backdrop in Brazil.

A: Presidential elections in Brazil have often led to turmoil in the country's financial markets. This year was no exception. As Lula's popularity grew, the Brazilian financial markets struggled with the possibility of a difficult transition between administrations. Investors feared that a Lula-run government would not adhere to the financial guidelines of the International Monetary Fund (IMF). Additionally, his statements about government intervention in pricing - particularly with respect to the regulated energy, electric utility and telecommunications sectors - led to a drop-off in confidence. This, in turn, prompted foreign lenders to tighten credit lines to Brazilian companies. Weakness in Brazil's market throughout the fiscal year was the result.

It appears, however, that the fears related to Lula's candidacy may have been excessive. Since his election, Lula has made an effort to reach out to the business community. To date, he has supported market-friendly policies and the conditions of the IMF loan agreement. It appears he will not seek to renegotiate the terms of Brazil's debt. He has backed reforms relating to taxes, labor and social security. In response, both stocks and the real - Brazil's currency - now show signs of recovering from their year-long slump.

Q: How did Mexico perform during the past year?

A: Mexico's stock market declined during the period. The primary reason for the negative return was the weakness in the US economy, because many Mexican businesses depend on the American consumer. There have also been concerns over the lack of progress on the political front. While previously there seemed to be some hope for energy reform, policy makers appear more focused on budget battles. We don't expect much reform until after the congressional elections in mid-2003.

Q: How did Scudder Latin America Fund perform in this environment?

A: The total return for the fund's Class S shares was -10.89 percent for the 12-month period ended October 31, 2002. In comparison, the fund's benchmark - the IFC Latin America Index - returned -10.67 percent for the same period. These short-term results were not as strong as we would have liked. However, we are pleased to report that the fund's long-term record remains favorable when compared with other Latin American funds. Morningstar® has continued to recognize the fund for its strong long-term relative investment performance. As of October 31, 2002, Scudder Latin America Fund - Class S shares received the highest Overall Morningstar RatingTM based on risk-adjusted performance. The fund received five stars in its category of 25 Latin American stock funds for the Overall Rating period.1 We believe the strong relative performance is a result of our disciplined approach. We strive to invest the fund in companies with capable management teams, low debt levels and strong cash flows. Such companies should outperform over time by virtue of their ability to withstand the short-term ups and downs of the region's markets. The total return for the fund's Class A shares (unadjusted for sales charges) was -11.12 percent for the 12-month period ended October 31, 2002. In comparison, the fund's benchmark - the IFC Latin America Index - returned -10.67 percent for the same period. Although these short-term results were not as strong as we would have liked, we are confident that our disciplined approach will help the fund outperform its benchmark over time. In managing the fund, we strive to invest in companies with capable management teams, low debt levels and strong cash flows. We believe such companies should outperform over time by virtue of their ability to withstand the short-term ups and downs of the region's markets.

Performance was helped by the fund's positions in retailers (Wal-Mex) and beverage companies (Grupo Contal, Coca-Cola FEMSA) in Mexico. On the negative side, performance was hurt by holdings within the financial and telecommunications sectors in Brazil. Overall, the fund's conservative positioning within Mexico helped offset the weakness in its holdings in Brazil. Performance was helped by the fund's positions in retailers (Wal-Mex) and beverage companies (Grupo Contal, Coca-Cola FEMSA) in Mexico. On the negative side, performance was hurt by holdings within the financial and telecommunications sectors in Brazil. Overall, the fund's conservative positioning within Mexico helped offset the weakness in its holdings in Brazil.

Q: How is the fund positioned at present?

A: The portfolio holds 38 percent of assets in Brazil, which is roughly the same exposure held by the benchmark. The fund's 54 percent stake in Mexico is slightly more than the benchmark's position. Both allocations proved helpful, as Mexico outperformed Brazil by a wide margin for the period. The fund also holds slightly less than 4 percent of assets in Chile and less than 2 percent each in Argentina and Peru. The benchmark has slightly more invested in these markets.

In Brazil, the fund holds a significant weighting in exporters that earn a large percentage of their revenues in dollars. We believe exporters will outperform. That's because they should be helped by a weaker currency, which makes the country's products less expensive overseas and hence more attractive purchases. This would result in export growth. Companies that stand to benefit from these developments include portfolio holdings Aracruz and Votorantim Celulose e Papel (paper), Companhia Vale de Rio Doce (mining) and Embraer (aircraft). At the same time, we have de-emphasized sectors that we think are vulnerable under the new government. This group includes energy, utilities and telecommunications.

In Mexico, we continue to focus on consumer stocks. Although the weakness in the United States has dampened the returns of many of these stocks on an absolute basis, they have outperformed compared with Latin markets as a whole. We prefer stocks in this area due to their relatively stable revenues and a lack of significant operating concerns.

Q: What is your outlook for stock markets in the region?

A: Our outlook for the Latin markets is largely dependent on two factors: the global economic backdrop and the political picture in Brazil. A stronger global economy will provide an important tailwind for companies throughout the region. It would boost exports and possibly lead to higher commodity prices. An improvement in the US economy is crucial in this scenario, particularly for Mexico. For Brazil, improved growth would mean higher trade surpluses, lower debt levels and a stronger currency. A global economic rebound is therefore critical in order for the region's stock markets to make significant improvement.

If Lula continues with his market-friendly attitude, we may see progress on reforms. However, a failure by Lula to foster confidence among market participants could deter them from investing in Brazilian companies. This could lead to stock price weakness in Brazil and across the region.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Mexico	55%	53%
Brazil	39%	39%
Chile	4%	4%
Peru	1%	1%
Argentina	1%	1%
Panama	-	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Consumer Staples	27%	28%
Telecommunication Services	24%	22%
Materials	17%	13%
Financials	13%	15%
Consumer Discretionary	9%	8%
Energy	9%	13%
Industrials	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (57.4% of Portfolio)
1. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	9.9%
2. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	7.2%
3. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	6.9%
4. Grupo Financiero BBVA Bancomer SA de CV Provider of banking and financial services	Mexico	6.2%
5. Companhia de Bebidas das Americas Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks	Brazil	4.9%
6. Grupo Continental SA Producer and distributor of soft drinks, sugar and mineral water	Mexico	4.8%
7. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	4.8%
8. America Movil SA de CV Provider of wireless communication services	Mexico	4.5%
9. Cemex SA de CV Producer of concrete and cement	Mexico	4.2%
10. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	4.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 98.0%
Argentina 0.8%
BI SA "A" (New) (Provider of financial services)	3,231,425	458,345
BI SA Certificates* (c)	614,860	87,212
Capex SA* "A" (Operator of electric utility)	733,830	515,242
Loma Negra SA* (Manufacturer of cement in Argentina)	448,653	572,749
Nortel Inversora SA "A" (ADR) (Preferred) (Provider of telecommunication services)	33,663	47,465
Quimica Estrella SA "B"* (Manufacturer and marketer of cotton products)	227,160	48,886
		1,729,899
Brazil 38.2%
Aracruz Celulose SA "B" (ADR) (Preferred) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	338,800	5,417,412
Banco Brandesco SA (ADR) (Preferred) (Provider of commercial banking services)	410,000	5,453,000
Banco Itau SA (Preferred) (Provider of commercial banking services)	212,986,300	9,402,466
Brasil Telecom Participacoes SA (ADR) (Preferred) (Provider of telecommunication services)	158,400	4,419,360
Brasil Telecom SA (Preferred) (Provider of telecommunication services)	956,330,045	3,327,619
Companhia de Bebidas das Americas (Preferred) (Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks)	54,444,000	7,956,856
Companhia de Bebidas das Americas (ADR) (Preferred) (Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drink)	241,500	3,494,505
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Preferred) (Operator of hypermarkets, supermarkets and appliance stores)	242,200	3,758,944
Companhia Vale do Rio Doce (ADR) (Preferred) (Operator of diverse mining and industrial complex)	436,800	11,138,400
Empresa Brasiliera de Aeronautica SA (ADR) (Preferred) (Manufacturer of aircraft)	180,000	2,822,400
Petrobras Distribuidora SA (Preferred) (Distributor of petroleum and natural gas)	427,746,500	4,187,154
Petroleo Brasileiro SA (Preferred) (Producer and distributor of petroleum)	1,330,000	16,155,470
Tele Norte Leste Participacoes SA (ADR) (Preferred) (Provider of local telecommunication services)	848,800	5,873,696
Telemar Norte Leste SA "A" (Preferred) (Provider of telecommunication services)	121,200,000	1,482,183
Votorantim Celulose e Papel SA (ADR) (Producer of printing, writing and other specialty papers)	256,750	3,941,113
		88,830,578
Chile 3.6%
Companhia Cervecerias Unidas SA (ADR) (Bottler and distributor of beer, soft drinks, and mineral water)	316,800	4,143,744
Compania de Telecomunicaciones de Chile SA "A" (ADR) (Provider of telecommunication services)	288,700	2,511,690
Empresa Nacional de Telecomunicaciones SA (Provider of telecommunication services)	523,007	1,806,326
		8,461,760
Mexico 54.2%
America Movil SA de CV "L" (ADR) (Provider of wireless communication services)	784,200	10,539,647
Apasco SA de CV (Manufacturer of cement and ready-mixed concrete)	877,300	5,044,873
Cemex SA de CV (ADR) (Producer of concrete and cement)	480,752	9,744,843
Coca-Cola FEMSA SA de CV "L" (ADR) (Bottler and distributor of soft drinks)	335,700	7,009,416
Fomento Economico Mexicano SA de CV (ADR) (Producer of beer, soft drinks and mineral water)	260,000	9,412,000
Grupo Continental SA (Producer and distributor of soft drinks, sugar and mineral water)	7,605,850	11,195,501
Grupo Embotelladora Unidas SA de CV "B" (Producer and marketer of soft drinks)	1,769,134	3,298,518
Grupo Financiero BBVA Bancomer SA de CV "B"* (Provider of financial services)	18,267,600	14,340,886
Grupo Modelo SA de CV "C" (Producer and marketer of beer)	1,566,600	3,995,480
Grupo Televisa SA de CV* (ADR) (Operator of entertainment businesses)	160,000	4,496,000
Kimberly-Clark de Mexico SA de CV "A" (Manufacturer of consumer paper products and newsprint)	1,633,300	3,933,191
Panamerican Beverages, Inc. "A" (Provider of soft drinks)	370,100	3,145,850
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	759,200	23,155,600
Wal-Mart de Mexico SA de CV "C" (Operator of discount stores)	7,860,154	16,853,380
		126,165,185
Peru 1.2%
Compania de Minas Buenaventura SA "A" (ADR) (Operator of silver mining, copper and gold exploration and development business)	126,500	2,814,625
Total Common Stocks (Cost $261,550,037)		228,002,047

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $4,666,104)	4,666,104	4,666,104
Total Investment Portfolio - 100.0% (Cost $266,216,141) (a)		232,668,151

* Non-income producing security.
(a) The cost for federal income tax purposes was $269,888,329. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $37,220,178. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,149,751 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $57,369,929.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Company is liquidating through 2003. Shares represent Fund's interest in capital reduction commitment of issuer.

Schedule of Restricted Securities:

Security Name	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA	10/22/1993	3,360,564	438,345.18%
Loma Negra SA	8/23/1994 - 1/17/2001	4,816,805	572,749.24%
Nortel Inversora SA	12/16/1992	219,281	47,465.02%

These securities have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $266,216,141)	$ 232,668,151
Cash	10,773
Foreign currency, at value (cost $30,113)	30,008
Receivable for investments sold	5,272,644
Dividends receivable	204,483
Receivable for Fund shares sold	28,295
Total assets	238,214,354
Liabilities
Payable for investments purchased	452,230
Payable for Fund shares redeemed	57,410
Accrued management fee	214,106
Other accrued expenses and payables	167,628
Total liabilities	891,374
Net assets, at value	$ 237,322,980
Net Assets
Net assets consist of: Undistributed net investment income	1,336,848
Net unrealized appreciation (depreciation) on: Investments	(33,547,990)
Foreign currency related transactions	(18,709)
Accumulated net realized gain (loss)	(82,161,016)
Paid-in capital	351,713,847
Net assets, at value	$ 237,322,980

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($167,536 / 10,984 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.25
Class S Net Asset Value, offering and redemption price per share ($227,512,499 / 14,937,740 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.23
Class A Net Asset Value and redemption price per share ($228,703 / 15,040 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 15.21
Maximum offering price per share (100 / 94.25 of $15.21)	$ 16.14
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($40,483 / 2,667 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 15.18
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($5,337 / 352.5 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 15.14
Class M Net Asset Value and redemption price per share ($9,368,422 / 614,074 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized) (a)	$ 15.26

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $546,526)	$ 9,166,003
Interest	202,374
Total Income	9,368,377
Expenses: Management fee	3,883,336
Administrative fee	2,019,509
Distribution service fees	1,833
Directors' fees and expenses	11,822
Other	5,404
Total expenses	5,921,904
Net investment income (loss)	3,446,473
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(27,503,570)
Foreign currency related transactions (including CPMF tax of $132,675)	(585,730)
(28,089,300)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,194,739)
Foreign currency related transactions	(18,976)
(2,213,715)
Net gain (loss) on investment transactions	(30,303,015)
Net increase (decrease) in net assets resulting from operations	$ (26,856,542)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 3,446,473	$ 5,016,409
Net realized gain (loss) on investment transactions	(28,089,300)	(15,764,539)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,213,715)	(55,752,925)
Net increase (decrease) in net assets resulting from operations	(26,856,542)	(66,501,055)
Distributions to shareholders from: Net investment income: Class AARP	(3,482)	(355)
Class S	(5,499,405)	(3,252,624)
Class A	(2,819)	-
Class B	(24)	-
Class C	(7)	-
Net realized gains: Class AARP	-	(2,933)
Class S	-	(26,901,611)
Fund share transactions: Proceeds from shares sold	30,866,578	90,742,597
Net assets acquired in tax-free reorganization	75,969,020	-
Reinvestment of distributions	5,208,941	28,778,359
Cost of shares redeemed	(138,824,982)	(149,881,820)
Redemption fees	1,320,366	-
Net increase (decrease) in net assets from Fund share transactions	(25,460,077)	(30,360,864)
Increase (decrease) in net assets	(57,822,356)	(127,019,442)
Net assets at beginning of period	295,145,336	422,164,778
Net assets at end of period (including undistributed net investment income of $1,336,848, and $3,981,843, respectively)	$ 237,322,980	$ 295,145,336

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	(2.10)	(4.06)
Total from investment operations	(1.96)	(4.15)
Less distributions from: Net investment income	(.27)	-
Redemption fees	.08	-
Net asset value, end of period	$ 15.21	$ 17.36
Total Return (%)[c]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.23	.55
Ratio of expenses (%)	2.18	2.18*
Ratio of net investment income (loss) (%)	.83	(1.39)*
Portfolio turnover rate (%)	22	20
[a] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(4.05)
Total from investment operations	(2.10)	(4.19)
Less distributions from: Net investment income	(.12)	-
Redemption fees	.08	-
Net asset value, end of period	$ 15.18	$ 17.32
Total Return (%)[c]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	.001
Ratio of expenses (%)	2.98	2.98*
Ratio of net investment income (loss) (%)	.03	(2.19)*
Portfolio turnover rate (%)	22	20
[a] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	(2.15)	(4.09)
Total from investment operations	(2.10)	(4.23)
Less distributions from: Net investment income	(.12)	-
Redemption fees	.08	-
Net asset value, end of period	$ 15.14	$ 17.28
Total Return (%)[c]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	.001
Ratio of expenses (%)	2.95	2.95*
Ratio of net investment income (loss) (%)	.06	(2.16)*
Portfolio turnover rate (%)	22	20
[a] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class M
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(3.95)
Total from investment operations	(3.77)
Redemption fees	.08
Net asset value, end of period	$ 15.26
Total Return (%)[c]	(19.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses (%)	1.91*
Ratio of net investment income (loss) (%)	1.10*
Portfolio turnover rate (%)	22
[a] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. On December 14, 2001, the Fund commenced Class M Shares operations (see Note F). Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S Shares of the Fund are generally not available to new investors. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class AARP, S and M shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and M shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $41,505,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($14,428,000) and October 31, 2010 ($27,077,000) the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $36,984,000 of capital losses from its merger (see Note F) with The Argentina Fund, Inc. which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first, subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 1,336,848
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (78,489,000)
Unrealized appreciation (depreciation) on investments	$ (37,220,178)

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributed from ordinary income*	$ 5,505,737

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class M shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $63,308,082 and $120,237,815, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Investment Management Agreement (the "Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.25 % of the first $1,000,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective December 14, 2001, the Fund, as approved by the Fund's Directors, adopted a new Investment Management Agreement (the "Management Agreement"). The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate.

The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Agreement and the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725%, 0.70% and 0.65% of average daily net assets for Class AARP, S, A, B, C and M shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 1,471	$ 92
Class S	1,925,109	103,291
Class A	4,150	105
Class B	195	23
Class C	23	3
Class M	88,561	4,490
	$ 2,019,509	$ 108,004

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 201	$ 24
Class C	25	3
	$ 226	$ 27

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 1,532	$ 83	0.25%
Class B	67	10	0.25%
Class C	8	2	0.25%
	$ 1,607	$ 95

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $1,102.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and Class C shares aggregated $69 and $0, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002 totaled $74,377 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Acquisition of Assets

On December 14, 2001, the Fund acquired all the net assets of The Argentina Fund, Inc. pursuant to a plan of reorganization approved by shareholders on October 16, 2001. The acquisition was accomplished by a tax-free exchange of 4,008,798 Class M shares for the 9,302,807 outstanding shares of The Argentina Fund, Inc. on December 14, 2001. Class M shares were especially designed for the shareholders of The Argentina Fund, Inc. The Argentina Fund, Inc.'s net assets at that date ($75,969,020), including $42,930 of unrealized depreciation, were combined with those of the Fund. Costs incurred in connection with the acquisition were shared by The Argentina Fund, Inc. and the Advisor. The aggregate net assets of the Fund immediately before the acquisition were $321,145,966. The combined net assets of the Fund immediately following the acquisition were $397,114,986.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	16,379	$ 334,693	15,763	$ 333,323
Class S	1,300,811	26,141,195	4,079,061	87,227,897
Class A	217,289	4,312,916	183,611*	3,134,220*
Class B	3,491	71,755	64*	1,317*
Class C	308	6,019	2,604*	45,840*
		$ 30,866,578		$ 90,742,597
Shares issued in tax-free reorganization
Class M	4,008,798	$ 75,969,020	-	$ -
Shares issued to shareholders in reinvestment of distributions
Class AARP	174	$ 3,293	165	$ 3,271
Class S	274,897	5,203,794	1,451,802	28,775,088
Class A	96	1,824	-	-
Class B	1	24	-	-
Class C	-	6	-	-
		$ 5,208,941		$ 28,778,359
Shares redeemed
Class AARP	(15,871)	$ (295,317)	(6,586)	$ (132,330)
Class S	(3,573,030)	(67,267,723)	(7,158,818)	(147,115,447)
Class A	(233,872)	(4,514,532)	(152,084)*	(2,589,343)*
Class B	(887)	(16,586)	(2)*	(44)*
Class C	(8)	(154)	(2,551)*	(44,656)*
Class M**	(3,394,724)	(66,730,670)	-	-
		$ (138,824,982)		$ (149,881,820)
Redemption fees
Class M**	-	$ 1,320,366	-	$ -
Net increase (decrease)
Class AARP	682	$ 42,669	9,342	$ 204,264
Class S	(1,997,322)	(35,922,734)	(1,627,955)	(31,112,462)
Class A	(16,487)	(199,792)	31,527*	544,877*
Class B	2,605	55,193	62*	1,273*
Class C	300	5,871	53*	1,184*
Class M	614,074	10,558,716	-	-
		$ (25,460,077)		$ (30,360,864)

* For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.
** For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 24, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $546,526 and earned $4,015,488 of foreign source income during the year ended October 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.26 per share as income earned from foreign sources for the year ended October 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Alexander Black (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz (30) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Paul H. Rogers (46) Vice President, 2001-present	Director of Deutsche Asset Management	n/a
Andrew Stubing (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
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Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes